IVA FUNDS

Supplement dated January 21, 2011
to
Prospectus dated January 1, 2011 for the IVA Worldwide Fund and IVA International Fund
(each a “Fund” and, together, the “Funds”)

The following information supplements information contained in the section of the Funds’ Prospectus entitled “Fund Summaries—Buying and Selling Fund Shares”:

As of the close of business on February 18, 2011, Class A, Class C and Class I shares of the Funds will be closed to new investors subject to the limited exceptions described in the “Shareholder Information” section of the Prospectus.

The following information supplements information contained in the section of the Funds’ Prospectus entitled “Shareholder Information”:

Class A, Class C and Class I shares of the Funds will be closed to new investors as of the close of business on February 18, 2011. Your new investment must be received via the NSCC, in good order, by the close of trading on the New York Stock Exchange on February 18, 2011. If you are submitting a New Account Application for a direct investment, the Application must be received in good order by the Fund’s Transfer Agent and postmarked on or before February 18, 2011.

* * *

You may continue to purchase shares of a Fund after February 18, 2011, however, if one of the following situations applies:

•	Financial advisers who currently have clients invested in a Fund may continue to buy shares for existing and future clients where it is operationally and technologically feasible to do so.

•	You are an existing shareholder of a Fund (either directly or through a financial intermediary) and you:

1.	Add to your account through the purchase of additional shares of the same Fund; or
2.	Add to your account through the reinvestment of dividends and cash distributions from any shares owned in the same Fund; or
3.	Open a new account that is registered in your name or has the same taxpayer identification or Social Security Number assigned to it. (Includes UGMA/UTMA accounts designating you as custodian.) This applies only to individuals or organizations opening accounts for their own benefit. It does not apply to institutions opening accounts on behalf of their clients. Note to Omnibus Account Holders: If an institution maintaining a Fund omnibus account cannot operationally support continued purchases on behalf of financial adviser clients, such institution may not continue to purchase Fund shares in such omnibus accounts for clients who are not current Fund shareholders.

•	You are a participant in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans and money purchase plans), 403(b) plan or 457 plan (each, a “Plan”) that invests through existing accounts in a Fund. A Plan may open new participant accounts within the Plan. IRA transfers and rollovers from a Plan can be used to open new accounts in the same Fund.

•	Accounts in a Fund opened by way of share transfer from an existing account in the same Fund and share class, provided the new account will be for the benefit of an immediate family member of the beneficial owner of the existing account, or has the same taxpayer identification number or primary mailing address as the existing account or is inherited by a non-family member or is considered a ‘charitable foundation’ related to the beneficial owner of the existing account for purposes of the Internal Revenue Code.

•	Fee-based advisory programs with centralized investment discretion that have selected a Fund as an investment option prior to the closing may continue to invest for existing and future clients.

•	You are a current trustee or officer of the Trust, or an employee of International Value Advisers, LLC, or a member of the immediate family of any of these persons.

You may exchange shares of one Fund for the corresponding class of shares of the other Fund, if you are an existing shareholder of the other Fund.

Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified above. Management reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage a Fund; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage a Fund; and (iii) close and re-open a Fund to new or existing shareholders at any time. You may be required to demonstrate eligibility to buy shares of a Fund before an investment is accepted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE